UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2020

ZENTALIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 Seventh Avenue, Suite 2201

New York, New York 10018

(Address of principal executive offices) (Zip Code)

(212) 433-3791

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On July 14, 2020, Zeno Management, Inc. (“Zeno”), a wholly-owned subsidiary of Zentalis Pharmaceuticals, Inc. (the “Company”), entered into an Agreement for Termination of Lease and Voluntary Surrender of Premises with ARE-SD Region No. 44, LLC (“Landlord”) for certain premises located at 10578 Science Center Drive, San Diego, California (the “Lease Termination Agreement ”). The Lease Termination Agreement provides that the Lease Agreement, dated as of January 14, 2020, by and between Zeno and Landlord (as the same may have been amended, the “Lease”) will terminate provided that Landlord enters into a lease agreement with a new tenant on or before August 7, 2020 (the “Condition Precedent”). On July 27, 2020, Landlord delivered notice to Zeno that the Condition Precedent had been satisfied and that the Lease has been terminated as of July 27, 2020.

As consideration for Landlord’s agreement to enter into the Lease Termination Agreement and accelerate the expiration date of the term of the Lease to the date the Condition Precedent is satisfied, Zeno paid to Landlord a fee of approximately $0.9 million.

The foregoing description of the Lease Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2020, in connection with the filing of Amendment No. 1 to its Registration Statement on Form S-1 (Registration No. 333-240115), the Company disclosed that, after offering expenses, the net proceeds from a proposed underwritten public offering (based on an assumed public offering price of $39.61 per share, which is the last reported sale price of the Company’s common stock on The Nasdaq Global Market on July 24, 2020) combined with the Company’s current cash and cash equivalents would have been approximately $366.3 million.

On July 30, 2020, updating the information discussed above, in connection with the filing of a prospectus pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), the Company disclosed that, after offering expenses, the net proceeds from the Company’s underwritten public offering (based on the public offering price of $35.00 per share) combined with the Company’s current cash and cash equivalents will be approximately $362.4 million.

The information contained in Item 2.02 of this Current Report on Form 8-K (the “Form 8-K”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the completion and anticipated proceeds of the offering. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Agreement for Termination of Lease and Voluntary Surrender of Premises, dated July 14, 2020, by and between Zeno Management, Inc. and ARE-SD-Region NO. 44, LLC (filed as Exhibit 10.23 to the Company’s Registration Statement on Form S-1/A (Registration No. 333-240115) on July 28, 2020 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.
Date: July 31, 2020	By:	/s/ Anthony Y. Sun, M.D.
Anthony Y. Sun, M.D.
President and Chief Executive Officer